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                          EXHIBIT 10.19

                 ROCHESTER TELEPHONE CORPORATION

               SUPPLEMENTAL MANAGEMENT PENSION PLAN

         Amendment No. 7 to September 1, 1989 Restatement



     Pursuant to Article Six, the Plan is amended, effective
January 1, 1994, by adding the following new Section 4.2 immediately following Section 4.1 and by renumbering the remaining provisions of Article Four accordingly:

     4.2 Subject to the conditions set forth below, an eligible Employee who terminates employment on or after reaching age 50 with at least five years of service while holding the position of Corporate Vice President or higher shall be entitled to receive a benefit equal to
          (a) minus (b) below where

          (a) equals the sum of (1) for each of the eligible Employee's first 15 years of service, 2.5 percent times his average annual compensation during the three consecutive years of service with the Company that produce the highest such average plus
               (2) for each of the next 15 years of service 1.5 percent times his average annual compensation during the three consecutive years of service with the Company that produce the highest such average, provided that in no event shall the amount under this subsection (a) exceed 60 percent of the eligible Employee's highest three years' average compensation; minus

          (b) equals the sum of the straight life annuity benefit payable under Section 4.1 of this Plan and the straight life annuity benefit payable under the Funded Plan.
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          The normal form of benefit payable under this Section
          4.2 is a straight life annuity commencing as of the eligible Employee's date of retirement and shall not be subject to actuarial reduction even if the benefit payable from the Funded Plan is subject to such reduction.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment on its behalf this 15th day of November, 1993.

                    ROCHESTER TELEPHONE CORPORATION

                    By:  /s/ Josephine S. Trubek
                         ------------------------------
                         Josephine S. Trubek
                         Corporate Secretary
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                       FRONTIER CORPORATION

               SUPPLEMENTAL MANAGEMENT PENSION PLAN

         Amendment No. 8 to September 1, 1989 Restatement



     Pursuant to Article Six, the Plan is amended, effective
January 1, 1995, by adding the following new Article Four A immediately following current Article Four:


                 ARTICLE FOUR A - Other Benefits

     The Committee on Management may approve, individually or on a group basis, benefits that are in addition to the benefits provided in Article Four, including benefits to an employee of the Company or of an affiliated company even though such employee is not otherwise eligible to receive benefits under Article Four. In all such instances, however, the employee must be within a "select group of management or highly-compensated employees" as this phrase is used in Title I of ERISA. In the event such other benefits are provided, the following information with respect to such benefits shall be listed on Schedule A attached hereto:

     - the name of the employee or the class of employees to whom such other benefits will be paid

     - the amount of such benefits or the formula by which the benefit amounts may be determined and their frequency
          (e.g., benefits that are payable each month, year or other payment period)

     - the form of benefit (e.g., a life annuity, a joint and survivor annuity, or installment payments)

     -    the date or the employee's age when benefits commence
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     -    any ancillary benefits that may be payable (e.g.,
          death, disability or early retirement benefits)

     - any other terms and conditions that reflect the obligation to pay benefits as approved by the Committee on Management.

     The provisions of this Plan, other than Articles Three and Four, shall apply to the benefits payable under this Article Four
A unless the context suggests otherwise or the Committee on Management, in its sole discretion, provides otherwise.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this amendment on its behalf this 18th day of September, 1995.

                         FRONTIER CORPORATION

                    By:  /s/ Josephine S. Trubek
                         -----------------------------
                         Josephine S. Trubek
                         Corporate Secretary
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                            Schedule A


           Other Benefits Provided Under Article Four A



1.  Name of Employee:

          Amount and Frequency of Benefit:

          Form of Benefit:

          Benefit Commencement Date:

          Other Terms: